UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14C
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Advanced Series Trust

(Name of Registrant As Specified In Its Charter)
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IMPORTANT NOTICE REGARDING THE AVAILABILITY OF THE INFORMATION STATEMENT
The Information Statement is available at http://www.PrudentialAnnuities.com/investor/invprospectus
ADVANCED SERIES TRUST
AST Academic Strategies Asset Allocation Portfolio
Gateway Center Three
100 Mulberry Street
Newark, New Jersey 07102
INFORMATION STATEMENT
March 21, 2013
To the Shareholders:
On November 12-14, 2012, at a regular meeting of the Board of Trustees of Advanced Series Trust (AST or the Trust), the trustees approved replacing Pacific Investment Management Company LLC (PIMCO) as the sole subadviser to the Emerging Markets Debt Sleeve (the EMD Sleeve) of AST Academic Strategies Asset Allocation Portfolio (the Portfolio) with Western Asset Management Company (WAMCO) and Western Asset Management Company Limited (WAML and, together with WAMCO, Western Asset), effective December 21, 2012.
Prudential Investments LLC (PI) and AST Investment Services, Inc. (ASTIS), as the investment managers (collectively, the Manager) of AST, have: (i) entered into new subadvisory agreements with each of WAMCO and WAML relating to the EMD Sleeve of the Portfolio (the Subadvisory Agreements); and (ii) terminated the subadvisory agreement with PIMCO relating to the EMD Sleeve of the Portfolio. PIMCO will continue to advise the Portfolio as subadviser to the Portfolio’s inflation-indexed securities and international fixed income (hedged) sleeves, and the Portfolio’s subadvisory arrangements with its other subadvisers will not be affected.
This information statement describes the circumstances surrounding the Board of Trustees' approval of the Subadvisory Agreements and provides you with an overview of their terms. PI and ASTIS will continue as the Portfolio's investment managers. This information statement does not require any action by you. It is provided to inform you about Western Asset’s replacement of PIMCO as subadviser to the EMD Sleeve of the Portfolio.
By order of the Board,
Deborah A. Docs
Secretary
WAMIS1
THIS IS NOT A PROXY STATEMENT.
WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF THE INFORMATION STATEMENT
The Information Statement is available at http://www.PrudentialAnnuities.com/investor/invprospectus
ADVANCED SERIES TRUST
AST Academic Strategies Asset Allocation Portfolio
Gateway Center Three
100 Mulberry Street
Newark, New Jersey 07102
INFORMATION STATEMENT
March 21, 2013

This information statement is being furnished in lieu of a proxy statement to beneficial shareholders of the AST Academic Strategies Asset Allocation Portfolio (the Portfolio), a series of Advanced Series Trust (AST or the Trust), pursuant to the terms of an order (the Manager of Managers Order) issued by the Securities and Exchange Commission (SEC). The Manager of Managers Order permits the Portfolio’s investment managers to hire new subadvisers that are not affiliated with the investment managers and to make changes to certain existing subadvisory contracts with the approval of the Board of Trustees of the Trust, without obtaining shareholder approval.1
AST is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the Investment Company Act). AST is organized as a Massachusetts business trust. The Portfolio is a series of the Trust.
The Trust’s Trustees are collectively referred to herein as the “Board,” “Board Members,” or “Trustees.” The principal executive offices of AST are located at 100 Mulberry Street, Newark, NJ 07102-4077. Prudential Investments LLC (PI) and AST Investment Services, Inc. (ASTIS, and together with PI, the Manager) serve as the investment managers of the Trust.
This information statement relates to the approval by the Board of: (i) new subadvisory agreements (each a Subadvisory Agreement and together the Subadvisory Agreements); and (ii) the termination of an existing subadvisory agreement, as described below:
At a meeting of the Board held November 12-14, 2012, the Board unanimously approved: (i) new subadvisory agreements between the Manager and each of Western Asset Management Company (WAMCO) and Western Asset Management Company Limited (WAML and, together with WAMCO, Western Asset) with respect to the Emerging Markets Debt Sleeve (the EMD Sleeve) of the Portfolio; and (ii) the termination of the subadvisory agreement between the Manager and Pacific Investment Management Company LLC (PIMCO) with respect to the EMD Sleeve of the Portfolio.
The Portfolio will pay for the costs associated with preparing and distributing this information statement to the shareholders of the Portfolio. The Trust is providing this information statement to shareholders of the Portfolio as of the close of business on December 21, 2012. This information statement will be mailed on or about March 20, 2013.
1 Notice of Application (Release No. IC – 22139)(Aug. 13, 1996) and Order (Release No. IC – 22215)(Sept. 11, 1996).
THIS IS NOT A PROXY STATEMENT.
WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

BOARD CONSIDERATION OF NEW SUBADVISORY AGREEMENTS
As required by the Investment Company Act of 1940 (the 1940 Act), the Board of Trustees (the Board) of the Advanced Series Trust (the Trust) considered a proposed subadvisory agreement between Prudential Investments LLC (PI), AST Investment Services Inc. (ASTIS and, together with PI, the Manager), and Western Asset Management Company (WAMCO), and a proposed subadvisory agreement between the Manager and Western Asset Management Company Limited (WAML and, together with WAMCO, Western Asset). These two subadvisory agreements (the Subadvisory Agreements) relate to the appointment of the Western Asset to replace Pacific Investment Management Company LLC (PIMCO) as the new subadvisers to the emerging markets debt sleeve (the EMD Sleeve) of the AST Academic Strategies Asset Allocation Portfolio (the Portfolio). The Board, including all of the Independent Trustees, met on November 12-14, 2012 and approved the Subadvisory Agreements for an initial two year period, after concluding that approval of the Subadvisory Agreements was in the best interests of the Portfolio and its beneficial shareholders.
In advance of the meeting, the Board requested and received materials relating to the Subadvisory Agreements, and had the opportunity to ask questions and request further information in connection with its consideration.
In approving the Subadvisory Agreements, the Board, including the Independent Trustees advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services to be provided to the Portfolio by the Western Asset; comparable performance information; the fees paid by the Portfolio to the Manager; the fees paid by the Manager to Western Asset; the potential for economies of scale that may be shared with the Portfolio and its shareholders; and other benefits to Western Asset. In connection with its deliberations, the Board considered information provided by the Manager and Western Asset at or in advance of the meetings on November 12-14, 2012. In its deliberations, the Board did not identify any single factor which alone was responsible for the Board’s decision to approve the Subadvisory Agreements with respect to the Portfolio.
The Board determined that the overall arrangements among the Manager and Western Asset are appropriate in light of the services to be performed and the fee arrangement under the Subadvisory Agreements and such other matters as the Board considered relevant in the exercise of its business judgment.
The material factors and conclusions that formed the basis for the Board’s reaching its determinations to approve the Subadvisory Agreements are separately discussed below.
Nature, Quality and Extent of Services
The Board received and considered information regarding the nature and extent of services provided to the Portfolio by PIMCO under the current subadvisory agreement and those that would be provided by Western Asset under the proposed Subadvisory Agreements, noting that the nature and extent of services under the existing and new agreements were generally similar in that PIMCO and Western Asset were each required to provide day-to-day portfolio management services and comply with all Portfolio policies and applicable rules and regulations.
With respect to the quality of services, the Board considered, among other things, the background and experience of the portfolio managers of Western Asset. The Board was also provided with information pertaining to the organizational structure, senior management, investment operations, and other relevant information pertaining to Western Asset. The Board noted that it received favorable compliance reports from the Trust’s Chief Compliance Officer as to Western Asset. The Board also considered Western Asset’s experience and reputation in managing other portfolios of the Trust.
The Board concluded that, based on the nature of the proposed services to be rendered and the background information that it reviewed about Western Asset, it was reasonable to expect that it would be satisfied with the nature, extent and quality of investment subadvisory services to be provided to the Portfolio by Western Asset.

Performance
The Board received and considered information regarding the Western Asset’s investment performance in funds and accounts that use investment strategies similar to the one to be used by Western Asset for the Portfolio. The Board concluded that it was satisfied with the performance record of the Western Asset.
Fee Rates
The Board considered the proposed subadvisory fee rates payable by the Manager to Western Asset under the proposed Subadvisory Agreements. Based on the recent asset levels for the Portfolio, the Board noted that the effective subadvisory fee rate to be paid to Western Asset under the proposed subadvisory arrangements is lower than the effective subadvisory fees rate paid to PIMCO under the current subadvisory arrangements. The Board also noted that the Manager pays the subadvisory fees, and therefore any change in the proposed subadvisory fee rates would not have any impact on the amount of fees paid by the Portfolio. The Board indicated that the net investment management fees to be retained by the Manager under the proposed subadvisory arrangements would be reviewed in connection with future annual reviews the Trust’s advisory agreements. Overall, the Board concluded that the proposed subadvisory fee rates under the Subadvisory Agreements were reasonable.
Profitability
Because the engagement of Western Asset is new, there is no historical profitability information with respect to the proposed subadvisory arrangement for the Portfolio. As a result, the Board did not consider this factor. The Board noted that it would consider the profitability information as part of future annual reviews of advisory agreements.
Economies of Scale
The Board noted that the proposed subadvisory fee schedules for the Portfolio contained breakpoints that reduce the fee rate on assets above specified levels. The Board also noted that it would consider economies of scale in connection with the annual approval review of advisory agreements.
Other Benefits to the Subadvisers or their Affiliates
The Board considered potential “fall out” or ancillary benefits anticipated to be received by Western Asset and their affiliates in connection with the Portfolio. The Board concluded that any potential benefits to be derived by Western Asset included potential access to additional research resources, larger assets under management and reputational benefits, which were consistent with those generally derived by subadvisers to mutual funds. The Board noted that it would review ancillary benefits in connection with future annual reviews of advisory agreements.
Conclusion
After full consideration of these factors, the Board concluded that approving the Subadvisory Agreements was in the best interests of the Portfolio and its beneficial shareholders.
Terms of the Subadvisory Agreements
Under the Subadvisory Agreements, Western Asset is compensated by the Manager (and not the Portfolio) for the portion of assets it manages as follows:
Subadviser	Contractual Subadvisory Fee Rates
Western Asset Management Company/Western Asset Management Company Limited	0.40% of average daily net assets to $100 million; 0.20% of average daily net assets over $100 million (fee applies to EMD Sleeve assets only)
The Subadvisory Agreements provide that, subject to the supervision of the Manager and the Board, Western Asset is responsible for managing the investment operations of the EMD Sleeve of the Portfolio and for making investment decisions and placing orders to purchase and sell securities for the EMD Sleeve of the Portfolio, all in accordance with the investment objective and policies of the Portfolio as reflected in its current prospectus and statement of additional information and as may be adopted from time to time by the Board. In accordance with the requirements of the Investment Company Act, Western Asset will provide the Manager with all books and records required to be maintained by an investment adviser and will render to the Board such periodic and special reports as the Board may reasonably request.

The Subadvisory Agreements will remain in full force and effect for a period of two years from the date of their execution and will continue thereafter as long as their continuance is specifically approved at least annually by vote of a majority of the outstanding voting securities (as that term is defined in the Investment Company Act) of the Portfolio, or by the Board, including the approval by a majority of the Independent Trustees, at a meeting called for the purpose of voting on such approval; provided, however, that (i) the Subadvisory Agreements may be terminated at any time without the payment of any penalty, either by a vote of the Board or by vote of a majority of the outstanding voting securities of the Portfolio, (ii) a Subadvisory Agreements will terminate immediately in the event of their assignment (within the meaning of the Investment Company Act) or upon the termination of the Trust’s management agreement with the Manager, and (iii) the Subadvisory Agreements may be terminated at any time by Western Asset or the Manager on not more than 60 days’ nor less than 30 days’ written notice to the other party to the Subadvisory Agreements.
The Subadvisory Agreements provide that, in the absence of willful misfeasance, bad faith, or gross negligence in the performance of its duties, or reckless disregard of its obligations and duties thereunder, WAMCO and WAML will not be liable for any act or omission in connection with their activities as subadvisers to the Portfolio.
MANAGEMENT OF THE TRUST
The Manager
PI, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102, and ASTIS, One Corporate Drive, Shelton, Connecticut 06484, serve as AST's managers under a management agreement, dated as of May 1, 2003, and renewed thereafter as required by the Investment Company Act. PI and ASTIS are both wholly owned subsidiaries of PIFM Holdco, LLC, 100 Mulberry Street, Newark, New Jersey 07102-4077, which is a wholly-owned subsidiary of Prudential Asset Management Holding Company, 751 Broad Street, Newark, New Jersey 07102-4077, which is a wholly-owned subsidiary of Prudential Financial, Inc., 751 Broad Street, Newark, New Jersey 07102-4077. PI is organized in New York as a limited liability company. ASTIS is organized as a Connecticut corporation. As of December 31, 2012, PI served as the manager or co-manager to open-end investment companies and as manager or administrator to closed-end investment companies, with aggregate assets of approximately $194.7 billion. As of December 31, 2012, ASTIS served as the manager or co-manager to open-end investment companies and with aggregate assets of approximately $144.8 billion. The Portfolio commenced operations on December 5, 2005.
The Manager serves under a management agreement (the Management Agreement) dated as of May 1, 2003, and renewed thereafter as required by the Investment Company Act. The Management Agreement was last approved by the Trustees, including a majority of the Independent Trustees, on September 26, 2012.
Terms of the Management Agreement
Pursuant to the Management Agreement, the Manager is subject to the supervision of the Board and, in conformity with the stated policies of AST, the Manager manages both the investment operations of AST and the composition of AST's investment portfolio, including the purchase, retention and disposition of portfolio securities. The Manager is authorized to enter into subadvisory agreements for investment advisory services in connection with the management of AST. The Manager will continue to have responsibility for all investment advisory services furnished pursuant to any such subadvisory agreements.
The Manager reviews the performance of all subadvisers engaged for AST, and makes recommendations to the Board with respect to the retention and renewal of contracts. In connection therewith, the Manager is obligated to keep certain books and records of each AST portfolio. The Manager also administers AST's business affairs and, in connection therewith, furnishes AST with office facilities, together with those ordinary clerical and bookkeeping services that are not furnished by the Bank of New York Mellon Corporation (BNY Mellon), AST's custodian, and Prudential Mutual Fund Services LLC (PMFS), AST's transfer and dividend disbursing agent, and BNY Mellon Asset Servicing, AST’s sub-transfer agent. The management services of the Manager for AST are not exclusive under the terms of the Management Agreement, and the Manager is free to, and does, render management services to others.

The Manager has authorized any of its officers and employees who have been elected as Trustees or officers of the Trusts to serve in the capacities in which they have been elected. All services furnished by the Manager under the Management Agreement may be furnished by any such officers or employees of the Manager.
In connection with its management of the business affairs of AST, the Manager bears the following expenses:
■	the salaries and expenses of all of its and AST's personnel, except the fees and expenses of Trustees who are not affiliated persons of the Manager or AST's subadvisers;
■	all expenses incurred by the Manager or by AST in connection with managing the ordinary course of AST's business, other than those assumed by AST, as described below; and
■	the fees payable to each subadviser for the Portfolio pursuant to the subadvisory agreement among the Manager and relevant subadviser.
Under the terms of the Management Agreement, AST is responsible for the payment of the following expenses:
■	the fees payable to the Manager;
■	the fees and expenses of Trustees who are not affiliated persons of the Manager or the Portfolio’s subadvisers;
■	the fees and certain expenses of the Trust's custodian and transfer and dividend disbursing agent, including the cost of providing records to the Manager in connection with its obligations of maintaining required records of AST and of pricing AST's shares;
■	the charges and expenses of AST's legal counsel and independent accountants;
■	brokerage commissions and any issue or transfer taxes chargeable to AST in connection with its securities transactions;
■	all taxes and corporate fees payable by AST to governmental agencies;
■	the fees of any trade associations of which AST may be a member;
■	the cost of share certificates representing shares of AST;
■	the cost of fidelity and liability insurance;
■	the fees and expenses involved in registering and maintaining registration of AST and of its shares with the SEC and qualifying AST shares under state securities laws, including the preparation and printing of AST's registration statements and prospectuses for such purposes;
■	allocable communications expenses with respect to investor services and all expenses of contract owner and Board meetings and of preparing, printing and mailing reports, proxy statements and prospectuses to contract owners in the amount necessary for distribution to the contract owners; and
■	litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of AST's business.
The Management Agreement provides that the Manager will not be liable for any error of judgment or for any loss suffered by AST in connection with the matters to which the Management Agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Management Agreement will continue in effect for a period of more than two years from the date of execution only so long as such continuance is specifically approved at least annually in conformity with the Investment Company Act. The Management Agreement also provides that it will terminate automatically if assigned and that it may be terminated without penalty by the Trustees of AST, by vote of a majority of the Portfolio’s outstanding voting securities (as defined in the Investment Company Act) or by the Manager, upon not more than 60 days' nor less than 30 days' written notice to AST.
For its services, the Portfolio compensates the Manager as follows:

Portfolio	Investment Management Fee Rate (effective February 25, 2013 and thereafter)*	Aggregate Investment Management Fees for Fiscal Year Ended 12/31/12
AST Academic Strategies Asset Allocation Portfolio**	Fund-of-Funds Segments/Sleeves: 0.72% of average daily net assets Non Fund-of-Funds Segments/Sleeves: 0.71% of average daily net assets to $300 million; 0.70% on next $200 million of average daily net assets; 0.69% on next $250 million of average daily net assets; 0.68% on next $2.5 billion of average daily net assets; 0.67% on next $2.75 billion of average daily net assets; 0.64% on next $4 billion of average daily net assets; 0.62% over $10 billion of average daily net assets	$50,784,891
*Prior to February 25, 2013, the investment management fee rate for the Portfolio was 0.72% of average daily net assets.
**For AST Academic Strategies Asset Allocation Portfolio, the management fee rate applicable to the fund-of-funds segments/sleeves is limited to assets invested in other portfolios of the Advanced Series Trust. The management fee rate applicable to the non fund-of-funds segments/sleeves excludes assets invested in other portfolios of the Advanced Series Trust. Portfolio assets invested in mutual funds other than the portfolios of the Advanced Series Trust are included in the management fee rate applicable to the non fund-of-funds segments/sleeves.
Information About PI and ASTIS
PI and ASTIS are both wholly-owned subsidiaries of PIFM Holdco, Inc., 100 Mulberry Street, Newark, New Jersey 07102, which is a wholly-owned subsidiary of Prudential Asset Management Holding Company, 751 Broad Street Newark, New Jersey 07102, which is a wholly-owned subsidiary of Prudential Financial, Inc., 751 Broad Street, Newark, New Jersey, 07102.
Set forth below is the name, title and principal occupation of the principal executive officer of PI. There are no directors of PI. The address of the principal executive officer of PI is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077. None of the officers or directors of PI are also officers or directors of Western Asset.
Name	Position with PI	Principal Occupations
Stuart S. Parker	Chief Executive Officer, Officer-In-Charge, President, Senior Vice President and Chief Operating Officer	President of Prudential Investments LLC (since January 2012); Senior Vice President (since October 2007); Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of Prudential Investments LLC (June 2005-December 2011).
Set forth below are the names, titles and principal occupations of the principal executive officer and the directors of ASTIS. Unless otherwise indicated, the address of each individual is One Corporate Drive, Shelton, Connecticut 06484-0883. None of the officers or directors of ASTIS are also officers or directors of Western Asset.
Name	Position with PI	Principal Occupations
Scott E. Benjamin	Executive Vice President	Executive Vice President (since June 2009) of Prudential Investments LLC and Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, Prudential Investments (since February 2006); Vice President of Product Development and Product Management, Prudential Investments (2003-2006).
Timothy S. Cronin	Officer-in-Charge, President, Chief Executive Officer, Chief Operating Officer and Director	President, Chief Executive Officer, Chief Operating Officer, Officer-In-Charge (since March 2006), Director (since June 2005) of AST Investment Services, Inc.; Senior Vice President of Prudential Investments LLC (since May 2009); Vice President (since July 2006) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Senior Vice president (since May 2006) of Prudential Annuities Life Assurance Corporation; Senior Vice President of Prudential Annuities Life Assurance Corporation (since March 2006).

Name	Position with PI	Principal Occupations
Robert O'Donnell	Executive Vice President and Director	Executive Vice President and Director (since April 2012 of AST Investment Services, Inc.; President (since April 2012) of Prudential Annuities; Senior Vice President, Head of Product, Investment Management & Marketing (October 2008-April 2012) for Prudential Annuities; Senior Vice President, Head of Product (July 2004-October 2008) for Prudential Annuities.
Set forth below is a list of the Officers of the Trust who are also officers or directors of PI and/or ASTIS.
Name	Position with Trust	Position with PI	Position with ASTIS
Deborah A. Docs	Secretary	Assistant Secretary and Vice President	N/A
Andrew R. French	Assistant Secretary	Assistant Secretary and Vice President	N/A
Claudia DiGiacomo	Assistant Secretary	Assistant Secretary and Vice President	N/A
Jonathan D. Shain	Assistant Secretary	Assistant Secretary and Vice President	N/A
Raymond A. O’Hara	Chief Legal Officer	Chief Legal Officer, Executive Vice President and Secretary	Corporate Counsel, Vice President and Secretary
Amanda S. Ryan	Assistant Secretary	Chief Legal Officer, Executive Vice President and Secretary	N/A
Valerie M. Simpson	Chief Compliance Officer	Chief Compliance Officer	Chief Compliance Officer
Grace C. Torres	Treasurer & Principal Financial and Accounting Officer	Assistant Treasurer and Vice President	Assistant Treasurer and Vice President
1 Excludes Messr. O'Donnell and Cronin, who are directors of ASTIS and serve as interested trustees of the Fund.
Custodian
BNY Mellon, One Wall Street, New York, New York 10286, serves as custodian for the Portfolio’s securities and cash, and, in that capacity, maintains certain financial accounting books and records pursuant to an agreement with AST. Sub-custodians provide custodial services for any foreign assets held outside the United States.
Transfer Agent and Shareholder Servicing Agent
PMFS, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102, serves as the transfer and dividend disbursing agent of the Portfolio. PMFS is an affiliate of PI. PMFS provides customary transfer agency services to the Portfolio, including the handling of shareholder communications, the processing of shareholder transactions, the maintenance of shareholder account records, the payment of dividends and distributions and related functions. For these services, PMFS receives compensation and is reimbursed for its sub-transfer agent expenses which include an annual fee and certain out-of-pocket expenses including, but not limited to, postage, stationery, printing, allocable communication expenses and other costs.
PMFS serves as a sub-transfer agent to AST. PMFS has contracted with BNY Mellon to provide certain administrative functions to the Transfer Agent. PMFS will compensate BNY Mellon for such services.
Distribution
Prudential Annuities Distributors, Inc. (PAD) serves as the distributor for the shares of the Portfolio. Each class of shares is offered and redeemed at its net asset value without any sales load. PAD is an affiliate of PI and ASTIS. PAD is registered as a broker-dealer under the Securities Exchange Act of 1934, as amended, and is a member of the Financial Industry Regulatory Authority (FINRA).
Brokerage
The Portfolio paid the following commissions to affiliated broker dealers for the fiscal year ended December 31, 2012:
Portfolio	Amount Paid
AST Academic Strategies Asset Allocation Portfolio	$330

Shareholder Proposals
The Trust, as a Massachusetts business trust, is not required to hold annual meetings of shareholders and the Trustees do not intend to hold such meetings unless shareholder action is required in accordance with the Investment Company Act or the Trust's Declaration of Trust. A shareholder proposal intended to be presented at any meeting of shareholders of the Trust must be received by the Trust at a reasonable time before the Trustees' solicitation relating thereto is made in order to be included in the Trust's proxy statement and form of proxy relating to that meeting and presented at the meeting. The mere submission of a proposal by a shareholder does not guarantee that the proposal will be included in the proxy statement because certain rules under the federal securities laws must be complied with before inclusion of the proposal is required.
Annual and Semi-Annual Reports
The Trust’s annual and semi-annual reports are sent to shareholders. Only one report may be delivered to multiple shareholders sharing an address unless the Trust receives contrary instructions from one or more of the shareholders. A copy of the Trust’s most recent annual and semi-annual reports may be obtained without charge by writing the Trust at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102 or by calling (800) 778-2255 (toll free).
Shareholder Information
Information on the share ownership of the Portfolio is set forth in Exhibit D to this Information Statement.
Deborah A. Docs
Secretary
Dated: March 21, 2013

EXHIBIT A
ADVANCED SERIES TRUST
AST Academic Strategies Asset Allocation Portfolio
SUBADVISORY AGREEMENT
Agreement made as of this 11th  day of December, 2012 between Prudential Investments LLC (PI), a New York limited liability company, and AST Investment Services, Inc. (formerly American Skandia Investment Services, Inc.) (AST), a Maryland corporation (together, the Co-Managers), and Western Asset Management Company (WAMCO or the Subadviser).
WHEREAS, the Co-Managers have entered into a Management Agreement (the Management Agreement) dated May 1, 2003, as amended, with Advanced Series Trust (formerly American Skandia Trust), a Massachusetts business trust (the Trust) and a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act), pursuant to which PI and AST act as Co-Managers of the Trust; and
WHEREAS, the Co-Managers, acting pursuant to the Management Agreement, desire to retain the Subadviser to provide investment advisory services to the AST Academic Strategies Asset Allocation Portfolio (the Portfolio), to allocate and re-allocate the assets of the Portfolio between itself and an affiliated adviser, Western Asset Management Company Limited (WAML), which acts as a subadviser to the Portfolio pursuant to a separate agreement with the Co-Managers (the WAML Agreement), and to manage the portion of the Portfolio retained by the Subadviser for management, and the Subadviser is willing to render such investment advisory services; and
NOW, THEREFORE, the Parties agree as follows:
1. (a) Subject to the supervision of the Co-Managers and the Board of Trustees of the Trust, the Subadviser shall manage the Portfolio, including the purchase, retention and disposition thereof, in accordance with the Trust’s investment objectives, policies and restrictions as stated in its then current prospectus and statement of additional information (such Prospectus and Statement of Additional Information as currently in effect and as amended or supplemented from time to time, being herein called the “Prospectus”), and subject to the following understandings:
(i) WAMCO may allocate some, all, or none of the assets of the Portfolio to itself or WAML, for management by WAML pursuant to the WAML Agreement or for management by WAMCO pursuant to this Agreement. WAMCO acknowledges that WAMCO (and not the Co-Managers) shall be responsible for allocating Portfolio assets between WAMCO and WAML, and for ensuring that all of the Portfolio’s assets are being managed either by WAMCO or WAML. The portion of the assets managed by the Subadviser shall be referred to as the Subadviser Assets, and the portion of the assets managed by WAML shall be referred to as the WAML Assets. The Subadviser shall provide supervision of the Subadviser Assets, and shall determine from time to time what investments and securities will be purchased, retained, sold, or loaned by the Portfolio, and what portion of the Subadviser Assets will be invested or held uninvested as cash.
(ii) In the performance of its duties and obligations under this Agreement, the Subadviser shall act in conformity with the copies of the Second Amended and Restated Declaration of Trust of the Trust, the By-laws of the Trust, and the Prospectus of the Trust provided to it by the Co-Managers (the Trust Documents) and with the instructions and directions of the Co-Managers and of the Board of Trustees of the Trust, cooperate with the Co-Managers’ (or their designees’) personnel responsible for monitoring the Trust’s compliance and will conform to, and comply with, the requirements of the 1940 Act, the Internal Revenue Code of 1986, as amended, and all other applicable federal and state laws and regulations. In connection therewith, the Subadviser shall, among other things, prepare and file such reports as are, or may in the future be, required by the Securities and Exchange Commission (the Commission). The Co-Managers shall provide Subadviser timely with copies of any updated Trust Documents.

(iii) The Subadviser shall determine the securities and futures contracts to be purchased or sold for the Subadviser Assets, and may place orders with or through such persons, brokers, dealers or futures commission merchants (including but not limited to any broker or dealer affiliated with the Co-Managers or the Subadviser) to carry out the policy with respect to brokerage as set forth in the Trust’s Prospectus or as the Board of Trustees of the Trust may direct in writing from time to time. In providing the Trust with investment supervision, it is recognized that the Subadviser will give primary consideration to securing the best execution. Within the framework of this policy, the Subadviser may consider the financial responsibility, research and investment information and other services provided by brokers, dealers or futures commission merchants who may effect or be a party to any such transaction or other transactions to which the Subadviser’s other clients may be a party. The Co-Managers (or Subadviser) to the Trust each shall have discretion to effect investment transactions for the Trust through broker-dealers (including, to the extent legally permissible, broker-dealers affiliated with the Co-Managers or the Subadviser) qualified to obtain best execution of such transactions who provide brokerage and/or research services, as such services are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the “1934 Act”), and to cause the Trust to pay any such broker-dealers an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the brokerage or research services provided by such broker-dealer, viewed in light of either that particular investment transaction or the overall responsibilities of the Co-Managers (or the Subadviser) with respect to the Trust and other accounts as to which they or it may exercise investment discretion (as such term is defined in Section 3(a)(35) of the 1934 Act), are reasonable in relation to the amount of commission.
On occasions when the Subadviser deems the purchase or sale of a security or futures contract to be in the best interest of the Trust as well as other clients of the Subadviser, the Subadviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities or futures contracts to be sold or purchased. In such event, allocation of the securities or futures contracts so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner the Subadviser considers to be the most equitable and consistent with its fiduciary obligations to the Trust and to such other clients.
(iv) The Subadviser shall maintain all books and records with respect to the Trust’s portfolio transactions effected by it as required by subparagraphs (b)(5), (6), (7), (9), (10) and (11) and paragraph (f) of Rule 31a-1 under the 1940 Act, and shall render to the Trust’s Board of Trustees such periodic and special reports as the Trustees may reasonably request. The Subadviser shall use reasonable efforts to make reasonably available its employees and officers for consultation during Subadviser’s normal business hours with any of the Trustees or officers or employees of the Trust with respect to any matter discussed herein, including, without limitation, the valuation of the Trust’s securities.
(v) The Subadviser or an affiliate shall provide the Trust’s Custodian on each business day with information relating to all transactions concerning the Subadviser Assets, and shall provide the Co-Managers with such information upon request of the Co-Managers.
(vi) The investment management services provided by the Subadviser hereunder are not to be deemed exclusive, and the Subadviser shall be free to render similar services to others. Conversely, the Subadviser and Co-Managers understand and agree that if the Co-Managers manage the Trust in a “manager-of-managers” style, the Co-Managers will, among other things, (i)  continually evaluate the performance of the Subadviser through quantitative and qualitative analysis and consultations with the Subadviser, (ii)  periodically make recommendations to the Trust’s Board as to whether the contract with one or more subadvisers should be renewed, modified, or terminated, and (iii) periodically report to the Trust’s Board regarding the results of its evaluation and monitoring functions. The Subadviser recognizes that its services may be terminated or modified pursuant to this process.
(vii) The Subadviser acknowledges that the Co-Managers and the Trust intend to rely on Rule 17a-10, Rule 10f-3, Rule 12d3-1 and Rule 17e-1 under the 1940 Act, and the Subadviser hereby agrees that it shall not consult with any other subadviser to the Trust with respect to transactions in securities for the Portfolio or any other transactions of Trust assets (provided, however, that the Subadviser and WAML may consult with each other).

(b) The Subadviser shall authorize and permit any of its directors, officers and employees who may be elected as Trustees or officers of the Trust to serve in the capacities in which they are elected. Services to be furnished by the Subadviser under this Agreement may be furnished through the medium of any of such directors, officers or employees.
(c) The Subadviser shall keep the Trust’s books and records required to be maintained by the Subadviser pursuant to paragraph 1(a) hereof and shall timely furnish to the Co-Managers all information relating to the Subadviser’s services hereunder needed by the Co-Managers to keep the other books and records of the Trust required by Rule 31a-1 under the 1940 Act or any successor regulation. The Subadviser agrees that all records which it maintains for the Trust are the property of the Trust, and the Subadviser will surrender promptly to the Trust any of such records upon the Trust’s request, provided, however, that the Subadviser may retain a copy of such records. The Subadviser further agrees to preserve for the periods prescribed by Rule 31a-2 of the Commission under the 1940 Act or any successor regulation any such records as are required to be maintained by it pursuant to paragraph 1(a) hereof.
(d) In connection with its duties under this Agreement, the Subadviser agrees to maintain adequate compliance procedures to ensure its compliance with the 1940 Act, the Investment Advisers Act of 1940, as amended, and other applicable state and federal regulations.
(e) The Subadviser shall furnish to the Co-Managers copies of all records prepared in connection with (i) the performance of this Agreement and (ii) the maintenance of compliance procedures pursuant to paragraph 1(d) hereof as the Co-Managers may reasonably request.
(f) The Subadviser shall be responsible for the voting of all shareholder proxies with respect to the investments and securities included in the Subadviser Assets, subject to such reasonable reporting and other requirements as shall be established by the Co-Managers.
(g) Upon reasonable request from the Co-Managers, the Subadviser (through a qualified person) will assist the valuation committee of the Trust or the Co-Managers in valuing securities of the Trust as may be required from time to time, including making available information of which the Subadviser has knowledge related to the securities being valued.
(h) The investment management services provided by the Subadviser hereunder are not to be deemed exclusive and the Subadviser shall be free to render similar services to others. Subject to the Subadviser’s responsibility to the Portfolio, the Co-Managers agree that the Subadviser may give advice or exercise investment responsibility and take such other action with respect to other individuals or entities that may differ from advice given to the Portfolio. The Co-Managers acknowledge that the Subadviser, or its agent, or employees or any of the accounts Subadviser advises may, at any time, hold, acquire, increase, decrease, dispose of or otherwise deal with positions in investments in which the Portfolio may or may not have an interest from time to time, whether such transactions involve the Portfolio or otherwise.
(i) The Subadviser may execute on behalf of the Trust certain agreements, instruments and documents in connection with the services performed by it under this Agreement. These may include, without limitation, brokerage agreements, clearing agreements, account documentation, futures and options agreements, swap agreements, other investment related agreements and any other agreements, documents or instruments the Subadviser believes are appropriate or desirable in performing its duties under this Agreement.
(j) The Co-Managers acknowledge receipt of the Subadviser’s Form-ADV Part II at least 48 hours prior to the execution of this Agreement.
2. The Co-Managers shall continue to have responsibility for all services to be provided to the Trust pursuant to the Management Agreement and, as more particularly discussed above, shall oversee and review the Subadviser’s performance of its duties under this Agreement. The Co-Managers shall provide (or cause the Trust’s Custodian to provide) timely information to the Subadviser regarding such matters as the composition of assets in the Portfolio, cash requirements and cash available for investment in the Portfolio, and all other information as may be reasonably necessary for the Subadviser to perform its duties hereunder (including any excerpts of minutes of meetings of the Board of Trustees of the Trust that affect the duties of the Subadviser).
3. For the services provided pursuant to this Agreement and the WAML Agreement, the Co-Managers shall pay the Subadviser and WAML as full compensation therefor, a fee equal to the percentage of the Portfolio’s average daily net assets as described in the attached Schedule A. Liability for payment of compensation by the Co-Managers to the Subadviser under this Agreement and to WAML under the WAML Agreement is contingent upon the Co-Managers’ receipt of payment from the Trust for management services described under the Management Agreement between the Trust and the Co-Managers. Expense caps or fee waivers for the Trust that may be agreed to by the Co-Managers, but not agreed to by the Subadviser or WAML, shall not cause a reduction in the amount of the payment to the Subadviser or WAML by the Co-Managers. The Subadviser agrees and acknowledges that if the Co-Managers pay the entire amount of the subadvisory fee contemplated under Schedule A to this Agreement to WAMCO, then: (i) WAMCO (and not the Co-Managers) shall be responsible for paying any and all compensation to WAML for WAML’s management of the WAML Assets and (ii) the Co-Managers shall have no liability whatsoever to Subadviser or WAML or any other entity affiliated with Subadviser or WAML for any fees or expenses arising out of or relating to WAML’s management of the WAML Assets.
4. The Subadviser shall not be liable for any error of judgment or for any loss suffered by the Trust or the Co-Managers in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the Subadviser’s part in the performance of its duties or from its reckless disregard of its obligations and duties under this Agreement, provided, however, that nothing in this Agreement shall be deemed to waive any rights the Co-Managers or the Trust may have against the Subadviser under federal or state securities laws. The Co-Managers shall indemnify the Subadviser, its affiliated persons, its officers, directors and employees, for any liability and expenses, including attorneys’ fees, which may be sustained as a result of the Co-Managers’ willful misfeasance, bad faith, gross negligence, reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws. The Subadviser shall indemnify the Co-Managers, their affiliated persons, their officers, directors and employees, for any liability and expenses, including attorneys’ fees, which may be sustained as a result of the Subadviser’s willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws.
The Co-Managers acknowledge and agree that Subadviser makes no warranty, expressed or implied, that any level of performance or investment results will be achieved by the Portfolio or that the Portfolio will perform comparably with any standard or index, including other clients of the Subadviser, whether public or private.
5. This Agreement shall continue in effect for a period of more than two years from the date hereof only so long as such continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act; provided, however, that this Agreement may be terminated by the Trust at any time, without the payment of any penalty, by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Portfolio, or by the Co-Managers or the Subadviser at any time, without the payment of any penalty, on not more than 60 days’ nor less than 30 days’ written notice to the other party. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Management Agreement. The Subadviser agrees that it will promptly notify the Trust and the Co-Managers of the occurrence of any event that would result in the assignment (as defined in the 1940 Act) of this Agreement, including, but not limited to, a change of control (as defined in the 1940 Act) of the Subadviser.
Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered or mailed by registered mail, postage prepaid, (1) to the Co-Managers at Gateway Center Three, 100 Mulberry Street, 4th Floor, Newark, NJ 07102-4077, Attention: Secretary (for PI) and One Corporate Drive, Shelton, Connecticut, 06484, Attention: Secretary (for AST); (2) to the Trust at Gateway Center Three, 100 Mulberry Street, 4th Floor, Newark, NJ 07102-4077, Attention: Secretary; or (3) to the Subadviser at 385 East Colorado Boulevard, Pasadena, California 91101, Attention: Legal Department.

6. Nothing in this Agreement shall limit or restrict the right of any of the Subadviser’s directors, officers or employees who may also be a Trustee, officer or employee of the Trust to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any business, whether of a similar or a dissimilar nature, nor limit or restrict the Subadviser’s right to engage in any other business or to render services of any kind to any other corporation, firm, individual or association.
7. During the term of this Agreement, the Co-Managers agree to furnish the Subadviser at its principal office all prospectuses, proxy statements, reports to shareholders, sales literature or other material prepared for distribution to shareholders of the Trust or the public, which refer to the Subadviser in any way, prior to use thereof and not to use material if the Subadviser reasonably objects in writing five business days (or such other time as may be mutually agreed) after receipt thereof. Sales literature may be furnished to the Subadviser hereunder by first-class or overnight mail, facsimile transmission equipment or hand delivery.
8. This Agreement may be amended by mutual consent, but the consent of the Trust must be obtained in conformity with the requirements of the 1940 Act.
9. This Agreement shall be governed by the laws of the State of New York.
10. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act, shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the Commission issued pursuant to the 1940 Act. In addition, where the effect of a requirement of the 1940 Act, reflected in any provision of this Agreement, is related by rules, regulation or order of the Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order.
IN WITNESS WHEREOF, the Parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.
PRUDENTIAL INVESTMENTS LLC
By: /s/ Timothy S. Cronin

Name: Timothy S. Cronin
Title: Senior Vice President

 AST INVESTMENT SERVICES, INC.
By: /s/ Timothy S. Cronin

Name: Timothy S. Cronin
Title: President

WESTERN ASSET MANAGEMENT COMPANY
By: /s/ Steven K. Puodziunas

Name: Steven K. Puodziunas
Title: Head of Client Service & Marketing Support

 SCHEDULE A
Advanced Series Trust
AST Academic Strategies Asset Allocation Portfolio

As compensation for services provided by Western Asset Management Company (WAMCO), Prudential Investments LLC and AST Investment Services, Inc. will pay WAMCO a fee on the net assets of the AST Academic Strategies Asset Allocation Portfolio managed by WAMCO that is equal, on an annualized basis, to the following:
Portfolio Investment Category	Advisory Fee*
Emerging Markets Bond	0.40% of average daily net assets to $100 million; 0.20% of average daily net assets over $100 million
* For purposes of calculating the subadvisory fee, the assets managed by WAML in the AST Academic Strategies Asset Allocation Portfolio will be aggregated with the assets managed by Western Asset Management Company in the AST Academic Strategies Asset Allocation Portfolio.
Dated as of December 11, 2012.

EXHIBIT B
ADVANCED SERIES TRUST
AST Academic Strategies Asset Allocation Portfolio
SUBADVISORY AGREEMENT
Agreement made as of this 11th day of December, 2012 between Prudential Investments LLC (PI), a New York limited liability company, and AST Investment Services, Inc. (formerly American Skandia Investment Services, Inc.) (AST), a Maryland corporation (together, the Co-Managers), and Western Asset Management Company Limited (WAML or the Subadviser).
WHEREAS, the Co-Managers have entered into a Management Agreement (the Management Agreement) dated May 1, 2003, as amended, with Advanced Series Trust (formerly American Skandia Trust), a Massachusetts business trust (the Trust) and a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act), pursuant to which PI and AST act as Co-Managers of the Trust; and
WHEREAS, the Co-Managers, acting pursuant to the Management Agreement, desire to retain the Subadviser to provide investment advisory services to the AST Academic Strategies Asset Allocation Portfolio (the Portfolio), and the Subadviser is willing to render such investment advisory services; and
WHEREAS, the Co-Managers, acting pursuant to the Management Agreement, have entered into a separate subadvisory agreement with Western Asset Management Company (WAMCO), an affiliate of WAML (the WAMCO Agreement), pursuant to which WAMCO will provide investment advisory services to the Portfolio and will allocate and re-allocate the assets of the Portfolio between itself and WAML; and
NOW, THEREFORE, the Parties agree as follows:
1. (a) Subject to the supervision of the Co-Managers and the Board of Trustees of the Trust, the Subadviser shall manage the Portfolio, including the purchase, retention and disposition thereof, in accordance with the Trust’s investment objectives, policies and restrictions as stated in its then current prospectus and statement of additional information (such Prospectus and Statement of Additional Information as currently in effect and as amended or supplemented from time to time, being herein called the “Prospectus”), and subject to the following understandings:
(i) WAMCO may allocate some, all, or none of the assets of the Portfolio to itself or WAML, for management by WAML pursuant to the WAML Agreement or for management by WAMCO pursuant to the WAMCO Agreement. WAML acknowledges that WAMCO (and not the Co-Managers) shall be responsible for allocating Portfolio assets between WAMCO and WAML, and for ensuring that all of the Portfolio’s assets are being managed either by WAMCO or WAML. The portion of the assets managed by the Subadviser shall be referred to as the Subadviser Assets, and the portion of the assets managed by WAMCO shall be referred to as the WAMCO Assets. The Subadviser shall provide supervision of the Subadviser Assets, and shall determine from time to time what investments and securities will be purchased, retained, sold, or loaned by the Portfolio, and what portion of the Subadviser Assets will be invested or held uninvested as cash.
(ii) In the performance of its duties and obligations under this Agreement, the Subadviser shall act in conformity with the copies of the Second Amended and Restated Declaration of Trust of the Trust, the By-laws of the Trust, and the Prospectus of the Trust provided to it by the Co-Managers (the Trust Documents) and with the instructions and directions of the Co-Managers and of the Board of Trustees of the Trust, cooperate with the Co-Managers’ (or their designees’) personnel responsible for monitoring the Trust’s compliance and will conform to, and comply with, the requirements of the 1940 Act, the Internal Revenue Code of 1986, as amended, and all other applicable federal and state laws and regulations. In connection therewith, the Subadviser shall, among other things, prepare and file such reports as are, or may in the future be, required by the Securities and Exchange Commission (the Commission). The Co-Managers shall provide Subadviser timely with copies of any updated Trust Documents.
(iii) The Subadviser shall determine the securities and futures contracts to be purchased or sold for the Subadviser Assets, and may place orders with or through such persons, brokers, dealers or futures commission merchants (including but not limited to any broker or dealer affiliated with the Co-Managers or the Subadviser) to carry out the policy with respect to brokerage as set forth in the Trust’s Prospectus or as the Board of Trustees of the Trust may direct in writing from time to time. In providing the Trust with investment supervision, it is recognized that the Subadviser will give primary consideration to securing the best execution. Within the framework of this policy, the Subadviser may consider the financial responsibility, research and investment information and other services provided by brokers, dealers or futures commission merchants who may effect or be a party to any such transaction or other transactions to which the Subadviser’s other clients may be a party. The Co-Managers (or Subadviser) to the Trust each shall have discretion to effect investment transactions for the Trust through broker-dealers (including, to the extent legally permissible, broker-dealers affiliated with the Co-Managers or the Subadviser) qualified to obtain best execution of such transactions who provide brokerage and/or research services, as such services are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the “1934 Act”), and to cause the Trust to pay any such broker-dealers an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the brokerage or research services provided by such broker-dealer, viewed in light of either that particular investment transaction or the overall responsibilities of the Co-Managers (or the Subadviser) with respect to the Trust and other accounts as to which they or it may exercise investment discretion (as such term is defined in Section 3(a)(35) of the 1934 Act), are reasonable in relation to the amount of commission.
On occasions when the Subadviser deems the purchase or sale of a security or futures contract to be in the best interest of the Trust as well as other clients of the Subadviser, the Subadviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities or futures contracts to be sold or purchased. In such event, allocation of the securities or futures contracts so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner the Subadviser considers to be the most equitable and consistent with its fiduciary obligations to the Trust and to such other clients.
(iv) The Subadviser shall maintain all books and records with respect to the Trust’s portfolio transactions effected by it as required by subparagraphs (b)(5), (6), (7), (9), (10) and (11) and paragraph (f) of Rule 31a-1 under the 1940 Act, and shall render to the Trust’s Board of Trustees such periodic and special reports as the Trustees may reasonably request. The Subadviser shall use reasonable efforts to make reasonably available its employees and officers for consultation during Subadviser’s normal business hours with any of the Trustees or officers or employees of the Trust with respect to any matter discussed herein, including, without limitation, the valuation of the Trust’s securities.
(v) The Subadviser or an affiliate shall provide the Trust’s Custodian on each business day with information relating to all transactions concerning the Subadviser Assets, and shall provide the Co-Managers with such information upon request of the Co-Managers.
(vi) The investment management services provided by the Subadviser hereunder are not to be deemed exclusive, and the Subadviser shall be free to render similar services to others. Conversely, the Subadviser and Co-Managers understand and agree that if the Co-Managers manage the Trust in a “manager-of-managers” style, the Co-Managers will, among other things, (i)  continually evaluate the performance of the Subadviser through quantitative and qualitative analysis and consultations with the Subadviser, (ii)  periodically make recommendations to the Trust’s Board as to whether the contract with one or more subadvisers should be renewed, modified, or terminated, and (iii) periodically report to the Trust’s Board regarding the results of its evaluation and monitoring functions. The Subadviser recognizes that its services may be terminated or modified pursuant to this process.

(vii) The Subadviser acknowledges that the Co-Managers and the Trust intend to rely on Rule 17a-10, Rule 10f-3, Rule 12d3-1 and Rule 17e-1 under the 1940 Act, and the Subadviser hereby agrees that it shall not consult with any other subadviser to the Trust with respect to transactions in securities for the Portfolio or any other transactions of Trust assets (provided, however, that the Subadviser and WAMCO may consult with each other).
(b) The Subadviser shall authorize and permit any of its directors, officers and employees who may be elected as Trustees or officers of the Trust to serve in the capacities in which they are elected. Services to be furnished by the Subadviser under this Agreement may be furnished through the medium of any of such directors, officers or employees.
(c) The Subadviser shall keep the Trust’s books and records required to be maintained by the Subadviser pursuant to paragraph 1(a) hereof and shall timely furnish to the Co-Managers all information relating to the Subadviser’s services hereunder needed by the Co-Managers to keep the other books and records of the Trust required by Rule 31a-1 under the 1940 Act or any successor regulation. The Subadviser agrees that all records which it maintains for the Trust are the property of the Trust, and the Subadviser will surrender promptly to the Trust any of such records upon the Trust’s request, provided, however, that the Subadviser may retain a copy of such records. The Subadviser further agrees to preserve for the periods prescribed by Rule 31a-2 of the Commission under the 1940 Act or any successor regulation any such records as are required to be maintained by it pursuant to paragraph 1(a) hereof.
(d) In connection with its duties under this Agreement, the Subadviser agrees to maintain adequate compliance procedures to ensure its compliance with the 1940 Act, the Investment Advisers Act of 1940, as amended, and other applicable state and federal regulations.
(e) The Subadviser shall furnish to the Co-Managers copies of all records prepared in connection with (i) the performance of this Agreement and (ii) the maintenance of compliance procedures pursuant to paragraph 1(d) hereof as the Co-Managers may reasonably request.
(f) The Subadviser shall be responsible for the voting of all shareholder proxies with respect to the investments and securities included in the Subadviser Assets, subject to such reasonable reporting and other requirements as shall be established by the Co-Managers.
(g) Upon reasonable request from the Co-Managers, the Subadviser (through a qualified person) will assist the valuation committee of the Trust or the Co-Managers in valuing securities of the Trust as may be required from time to time, including making available information of which the Subadviser has knowledge related to the securities being valued.
(h) The investment management services provided by the Subadviser hereunder are not to be deemed exclusive and the Subadviser shall be free to render similar services to others. Subject to the Subadviser’s responsibility to the Portfolio, the Co-Managers agree that the Subadviser may give advice or exercise investment responsibility and take such other action with respect to other individuals or entities which may differ from advice given to the Portfolio. The Co-Managers acknowledge that the Subadviser, or its agent, or employees or any of the accounts Subadviser advises may, at any time, hold, acquire, increase, decrease, dispose of or otherwise deal with positions in investments in which the Portfolio may or may not have an interest from time to time, whether such transactions involve the Portfolio or otherwise.
(i) The Subadviser may execute on behalf of the Trust certain agreements, instruments and documents in connection with the services performed by it under this Agreement. These may include, without limitation, brokerage agreements, clearing agreements, account documentation, futures and options agreements, swap agreements, other investment related agreements and any other agreements, documents or instruments the Subadviser believes are appropriate or desirable in performing its duties under this Agreement.
(j) The Co-Managers acknowledge receipt of the Subadviser’s Form-ADV Part II at least 48 hours prior to the execution of this Agreement.

2. The Co-Managers shall continue to have responsibility for all services to be provided to the Trust pursuant to the Management Agreement and, as more particularly discussed above, shall oversee and review the Subadviser’s performance of its duties under this Agreement. The Co-Managers shall provide (or cause the Trust’s Custodian to provide) timely information to the Subadviser regarding such matters as the composition of assets in the Portfolio, cash requirements and cash available for investment in the Portfolio, and all other information as may be reasonably necessary for the Subadviser to perform its duties hereunder (including any excerpts of minutes of meetings of the Board of Trustees of the Trust that affect the duties of the Subadviser).
3. For the services provided pursuant to this Agreement and the WAMCO Agreement, the Co-Managers shall pay the Subadviser and WAMCO as full compensation therefor, a fee equal to the percentage of the Portfolio’s average daily net assets as described in the attached Schedule A. Liability for payment of compensation by the Co-Managers to the Subadviser under this Agreement and to WAMCO under the WAMCO Agreement is contingent upon the Co-Managers’ receipt of payment from the Trust for management services described under the Management Agreement between the Trust and the Co-Managers. Expense caps or fee waivers for the Trust that may be agreed to by the Co-Managers, but not agreed to by the Subadviser or WAMCO, shall not cause a reduction in the amount of the payment to the Subadviser or WAMCO by the Co-Managers. The Subadviser agrees and acknowledges that if the Co-Managers pay the entire amount of the subadvisory fee contemplated under Schedule A to this Agreement to WAMCO, then: (i) WAMCO (and not the Co-Managers) shall be responsible for paying any and all compensation to Subadviser for Subadviser’s management of the Subadviser Assets and (ii) the Co-Managers shall have no liability whatsoever to Subadviser or WAMCO or any other entity affiliated with Subadviser or WAMCO for any fees or expenses arising out of or relating to Subadviser’s management of the Subadviser Assets.
4. The Subadviser shall not be liable for any error of judgment or for any loss suffered by the Trust or the Co-Managers in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the Subadviser’s part in the performance of its duties or from its reckless disregard of its obligations and duties under this Agreement, provided, however, that nothing in this Agreement shall be deemed to waive any rights the Co-Managers or the Trust may have against the Subadviser under federal or state securities laws. The Co-Managers shall indemnify the Subadviser, its affiliated persons, its officers, directors and employees, for any liability and expenses, including attorneys’ fees, which may be sustained as a result of the Co-Managers’ willful misfeasance, bad faith, gross negligence, reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws. The Subadviser shall indemnify the Co-Managers, their affiliated persons, their officers, directors and employees, for any liability and expenses, including attorneys’ fees, which may be sustained as a result of the Subadviser’s willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws.
The Co-Managers acknowledge and agree that Subadviser makes no warranty, expressed or implied, that any level of performance or investment results will be achieved by the Portfolio or that the Portfolio will perform comparably with any standard or index, including other clients of the Subadviser, whether public or private.
5. This Agreement shall continue in effect for a period of more than two years from the date hereof only so long as such continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act; provided, however, that this Agreement may be terminated by the Trust at any time, without the payment of any penalty, by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Portfolio, or by the Co-Managers or the Subadviser at any time, without the payment of any penalty, on not more than 60 days’ nor less than 30 days’ written notice to the other party. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Management Agreement. The Subadviser agrees that it will promptly notify the Trust and the Co-Managers of the occurrence of any event that would result in the assignment (as defined in the 1940 Act) of this Agreement, including, but not limited to, a change of control (as defined in the 1940 Act) of the Subadviser.

Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered or mailed by registered mail, postage prepaid, (1) to the Co-Managers at Gateway Center Three, 100 Mulberry Street, 4th Floor, Newark, NJ 07102-4077, Attention: Secretary (for PI) and One Corporate Drive, Shelton, Connecticut, 06484, Attention: Secretary (for AST); (2) to the Trust at Gateway Center Three, 100 Mulberry Street, 4th Floor, Newark, NJ 07102-4077, Attention: Secretary; or (3) to the Subadviser at 10 Exchange Square
Primrose Street, London, England EC2A 2EN, Attention: Legal Department.
6. Nothing in this Agreement shall limit or restrict the right of any of the Subadviser’s directors, officers or employees who may also be a Trustee, officer or employee of the Trust to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any business, whether of a similar or a dissimilar nature, nor limit or restrict the Subadviser’s right to engage in any other business or to render services of any kind to any other corporation, firm, individual or association.
7. During the term of this Agreement, the Co-Managers agree to furnish the Subadviser at its principal office all prospectuses, proxy statements, reports to shareholders, sales literature or other material prepared for distribution to shareholders of the Trust or the public, which refer to the Subadviser in any way, prior to use thereof and not to use material if the Subadviser reasonably objects in writing five business days (or such other time as may be mutually agreed) after receipt thereof. Sales literature may be furnished to the Subadviser hereunder by first-class or overnight mail, facsimile transmission equipment or hand delivery.
8. This Agreement may be amended by mutual consent, but the consent of the Trust must be obtained in conformity with the requirements of the 1940 Act.
9. This Agreement shall be governed by the laws of the State of New York.
10. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act, shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the Commission issued pursuant to the 1940 Act. In addition, where the effect of a requirement of the 1940 Act, reflected in any provision of this Agreement, is related by rules, regulation or order of the Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

IN WITNESS WHEREOF, the Parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.
PRUDENTIAL INVESTMENTS LLC
By: /s/ Timothy S. Cronin

Name: Timothy S. Cronin
Title: Senior Vice President

 AST INVESTMENT SERVICES, INC.
By: /s/ Timothy S. Cronin

Name: Timothy S. Cronin
Title: President

 WESTERN ASSET MANAGEMENT COMPANY
By: /s/ Steven K. Puodziunas

Name: Steven K. Puodziunas
Title: Head of Client Service & Marketing Support

SCHEDULE A
Advanced Series Trust
AST Academic Strategies Asset Allocation Portfolio

As compensation for services provided by Western Asset Management Company Limited (WAML), Prudential Investments LLC and AST Investment Services, Inc. will pay WAML a fee on the net assets of the AST Academic Strategies Asset Allocation Portfolio managed by WAML that is equal, on an annualized basis, to the following:
Portfolio Investment Category	Advisory Fee*
Emerging Markets Bond	0.40% of average daily net assets to $100 million; 0.20% of average daily net assets over $100 million
* For purposes of calculating the subadvisory fee, the assets managed by WAML in the AST Academic Strategies Asset Allocation Portfolio will be aggregated with the assets managed by Western Asset Management Company in the AST Academic Strategies Asset Allocation Portfolio.
Dated as of December 11, 2012.

EXHIBIT C
MANAGEMENT OF THE SUBADVISERS
WAMCO and WAML (Western Asset).
Western Asset, established in 1971 and now a wholly owned subsidiary of Legg Mason, Inc., acts as investment adviser to institutional accounts, such as corporate pension plans, mutual funds and endowment funds. Total assets under management by WAMCO and its supervised affiliates were approximately $461.9 billion as of December 31, 2012. WAMCO’s address is 385 East Colorado Boulevard, Pasadena, California 91101. WAML, a wholly owned subsidiary of Legg Mason, Inc., acts as investment adviser to institutional accounts, such as corporate pension plans, mutual funds and endowment funds. WAML is located at 10 Exchange Place, London, England.
The table below lists the name, address, and position for WAMCO’s principal executive officer for the past five years.
Name & Address	Position and Principal Occupation (last 5 years)
James W. Hirschmann 385 E. Colorado Blvd. Pasadena, CA 91101	President and Chief Executive Officer
The table below lists the name, address, and position for WAML’s principal executive officer for the past five years.
Name & Address	Position and Principal Occupation (last 5 years)
Michael Barukh Zelouf 10 Exchange Place London, England	Head of London Operations
SUBSTANTIALLY SIMILAR FUND OR PORTFOLIO ADVISED BY WESTERN ASSET
The following table lists certain information regarding a comparable fund to which WAMCO provides investment advisory services, other than the EMD Sleeve of the Portfolio:
Fund	$ Assets (as of 12/31/2012)	Annual Fee Paid to Western Asset as of February 25, 2013
AST Western Asset Emerging Markets Debt Portfolio	$293,819,571.30	0.40% of average daily net assets to $100 million; 0.20% of average daily net assets over $100 million

EXHIBIT D
SHAREHOLDER INFORMATION
As of December 21, 2012, the Trustees and officers of AST, as a group, owned less than 1% of the outstanding shares of the Portfolio.
As of December 21, 2012, the owners, directly or indirectly, of more than 5% of the outstanding shares of any share class of the Portfolio were as follows:
Portfolio Name	Name/Address	Shares Owned (%)
AST Academic Strategies Asset Allocation Portfolio	Pruco Life Insurance Company Attn: Separate Accounts, 7th Floor 213 Washington St Newark. NJ 07102	338,873,064 / 51.35%
	Pru Annuity Distributor Inc Attn: Separate Accounts, 7th Floor 213 Washington St Newark. NJ 07102	290,183,703 / 43.97%